UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

SCHEDULE 14A

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Securities Exchange Act of 1934

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Time Warner Inc.

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Explanatory Note: As part of Time Warner Inc.’s regular, ongoing engagement with shareholders, Time Warner is planning to have a number of meetings with shareholders. The attached Proxy Statement Summary is intended to facilitate discussions at those meetings and presents information regarding Time Warner’s businesses, performance, executive compensation programs, and governance practices taken from Time Warner’s 2015 Proxy Statement.

2015 Proxy Statement Summary May 2015

Overview
Clear Strategy
Strong Governance
Practices
Use leading scale and brands to create the best content
Use technology to enhance consumer experience, drive usage and improve Company economics
Expand internationally in faster-growing territories
Focus on operating and capital efficiency
Compensation Program
Closely Aligned With
Performance
Substantial emphasis on variable performance-based compensation (93% of target compensation for
CEO)
Balanced mix of short- and long-term performance measures that drive shareholder value
Challenging financial and strategic goals set at the beginning of each performance period
89.5% of votes cast at the 2014 Annual Meeting of Shareholders were in favor of named executive officer compensation
Focused Business
Independent Board with director experience in: media, technology, consumer-facing businesses; creating or managing large enterprises; and making complex strategic, financial and operational decisions
Policy on Board refreshment promotes good mix of Board tenure
Robust annual Board self-evaluation and ongoing director education
Long-standing practice of ongoing dialogue with shareholders; engaged with shareholders representing almost 55% of shares in 2014
History of Strong
Financial Performance
Streamlined company and operations to focus on high quality branded video content
Completed transition in senior leadership, with new CEOs at each of the Company’s three operating divisions and a new CFO
Adjusted EPS increased 18%, the 6th consecutive year of at least high teens growth
Free Cash Flow of $3.5 billion in 2014, another year of strong growth
Total Shareholder Return (“TSR”) of 30%
(1-YR),162%
(3-YR) and 244% (5-YR) at or near the top of
Company’s entertainment and media peer group in each period

Our Operating Strategy: 2014 Highlights & Initiatives
Use technology to
enhance consumer
experience, drive
usage and improve
Company economics
Use leading scale and
brands to create the
best content
Expand internationally
in faster-growing
territories
Turner Broadcasting System, Inc.
Expanded HBO GO to additional platforms, including Amazon Fire, PS3 and Xbox One
Launched CNNGo, connecting subscribers to CNN’s news and original programming live and on demand via a variety of digital platforms
Bleacher Report ranked as the #2 digital sports destination in 2014, with approximately 40 million average monthly domestic multi-platform unique users for the year
Announced HBO NOW, an over-the-top streaming service (launched in U.S. April 2015)
Acquired non-U.S. operations of Eyeworks Group; Warner Bros. now has local production companies in 16 international territories
Announced global kids initiative between Turner and Warner Bros.

Home Box Office, Inc.
Warner Bros. Entertainment Inc.
TBS, TNT & Adult Swim ranked among ad-supported cable’s top-10 networks in primetime among adults 18-49
Turner renewed long-term partnership with the NBA through the 2024-2025 season
Announced plans to double investment in original programming on TNT and TBS over next several years
HBO and Cinemax added a total of 2.8M domestic subscribers, the most in over 30 years
More Primetime Emmy awards than any other network for the 13th year in a row
Warner Bros. generated over $4 billion at the global box office for the 6th year in a row; announced expanded slate of movies for 2016-2020
#1 producer of primetime series with over 60 series airing for the 2014-2015 television season

History of Strong Financial Performance*
Free Cash Flow ($B) Return on Invested Capital
Adjusted Operating Income ($B) Adjusted EPS
1-YR Growth:  18.2%
3-YR CAGR:   18.2%

* On June 6, 2014, the Company completed the legal and structural separation of Time Inc. from the Company (the “Time Separation”). Accordingly, the Company has recast its financial information to present the financial condition and results of operations of its former Time Inc. segment as discontinued operations for all periods presented.
See Appendix A for definitions of non-GAAP financial measures and reconciliations to the most directly comparable GAAP financial measures.
$4.3
$4.9
$5.3
$5.7
$6.2
$5.8
$0.9
2009 2010 2011 2012 2013 2014
Adjusted Operating Income Q314/Q414 Programming charges at Turner and restructuring & severance charges
$1.69
$2.14
$2.51
$2.94
$3.51
$4.15
2009 2010 2011 2012 2013 2014
$2.6
$2.2 $2.2
$2.5
$3.1
$3.5
2009 2010 2011 2012 2013 2014
20%
21%
22%
2012 2013 2014

Commitment to Shareholder Value

Committed to providing direct returns to shareholders through repurchases and dividends ($B)
$26.3B cumulative
returns 2009 – 2014
$2.1
$3.0
$5.6
$4.3
$4.8
1-YR 3-YR 5-YR
30%
14%
163%
75%
244%
105%
$6.6
$1.2
$2.0
$4.6
$3.3
$3.7
$5.5
$0.9
$1.0
$1.0
$1.0
$1.1
$1.1
2009 2010 2011 2012 2013 2014
Delivered 1-year, 3-year and 5-year TSR more than double the S&P 500’s TSR over the same time periods
Share Repurchases Dividends
S&P 500 Time Warner

Compensation Mix that Links Pay to Performance
Chairman / CEO Pay* Pay for Other NEOs*
93% Variable 80% Variable

* The percentages in the charts reflect the base salary, target annual bonus and target annual value of long-term incentive awards. The charts do not include health and welfare benefits, employer matching contributions in retirement programs or personal benefits, which constitute less than 3% of each NEO’s 2014 direct target compensation.
Base
Salary
7%
Annual
Cash
Bonus
36%
PSUs &
Stock
Options
57%
Base
Salary
20%
Annual
Cash
Bonus
40%
PSUs &
Stock
Options
26%
RSUs
14%

Performance Metrics Align With Our Business Model
Incentive
Component
Time
Horizon
Performance
Measure
Performed
Delivered
2014 Outcome Linked to
Performance
Annual Cash
Bonus
1-year
Adj. Divisional Pre-Tax Income
(“ADPTI”)
70%
10% ADPTI growth in 2014
143% financial
performance rating
(maximum – 150%)
Free Cash Flow $3.5B of Free Cash Flow
Individual progress on key long-
term strategic objectives
30%
Individual performance
achievements described on
pages 60-61 of the 2015
proxy statement
Individual performance
ratings ranged from
140% to 150%
(maximum – 150%)
PSUs with a
Performance
Period Ending in
2014
3-year
Cumulative Adj. EPS Double-digit annual growth
193% Adj. EPS rating
TSR modifier at 120%
Payout capped at 200%
TSR relative to the S&P 500 171% TSR   at 91   percentile
Stock Options
4-year
vesting
period
TWX common stock price
2014 increase – 28%
3-year increase – 147%
5-year increase – 206%
Long-term stock price
performance determines
value realized

1
For PSUs, Company and S&P 500 TSR is calculated using the average closing price for the 30 trading days ending on the first and last days of the performance period.
1
st

More Challenging Financial Goals in 2014

Financial goals set for 2014 bonuses were even more challenging than the 2013 goals
Higher growth required to achieve the same rating across entire range of outcomes
1 2013 Goals adjusted to reflect Time Separation; see the 2015 proxy statement for additional information.
Adjusted Divisional Pre-Tax Income Growth
Required for 150% Growth Rating
Free Cash Flow ($B)
Required for 150% Growth Rating
9%
11%
2013 2014
$2.8
$3.4
2013 2014
1
1

Compensation Decisions in 2014 and Early 2015
Compensation Committee reviewed enterprise-wide incentive programs
Conducted to ensure incentive programs continue to meet the following key objectives:
o
Support long-term financial and strategic performance expectations
o
Appropriately reflect competitive peer practices
Compensation Program Review
Employment Agreement Renewals
Renewed employment agreements with all NEOs – other than the CEO – in 2014 and early 2015
o
Secured benefit of executives’ continued service
o
Recognized their strong ongoing performance
o
Majority of compensation increase provided via long-term (equity) compensation to enhance shareholder alignment
o
Continue to reflect best practices (e.g., no gross-ups)

o
Identified opportunities to increase alignment with shareholder interests and more effectively support
Company’s long-term goals via greater emphasis on equity compensation
Concluded programs are generally well-structured and aligned with peer practices

Best Practices in Compensation Governance
Pay-for-Performance
Multiple Performance Metrics and Time
Horizons
Share Ownership and Retention
Requirements
Regular Engagement with Shareholders
Limited Personal Benefits
Policy Limiting Equity Dilution
Annual Compensation-Related Risk
Review
Clawback Policy
Independent Compensation Consultant

What We Do What We Don’t Do
No Targeting Specific Percentiles
No Guaranteed Bonuses
No Excise Tax Gross-Ups
No Change in Control Agreements
No Tax Gross-Ups for Personal Benefits
No Repricing or Buyouts of Stock
Options
No Hedging or Pledging by Executives
No Excessive Overhang
Limits on Pension Credits and
Calculations

Strong Governance Practices
Board Independence: All directors, other than the CEO, are independent and each Board committee consists solely of independent directors
Director Qualifications: Diverse skills and broad, relevant experience; annual self-evaluation process and robust ongoing director education program
Board Refreshment Policy: The Board believes it is well-served by having non-employee directors with a mix of tenures and expects that average tenure will generally not exceed 10 years; non-employee directors will not be eligible for nomination for a term during which they will reach age 75
Board Leadership Policy with Lead Independent Director Currently in Place: Role involves significant authority and responsibilities, including authority over meeting agendas; Board Leadership Policy requires consideration of Board leadership at least annually, with disclosure to shareholders on factors reviewed (see 2015 report posted at
www.timewarner.com/leadership)
Strong Shareholder Rights in Place: All directors elected annually; majority vote standard in uncontested director elections; no supermajority vote provisions in charter or by-laws; right of shareholders holding 15% of shares to request a special meeting
Long History of Shareholder Engagement: Engaged with shareholders representing almost 55% of common stock in
2014

Highly Experienced and Diverse Board of Directors
Key Skills and Qualifications Application of Key Skills and Qualifications
Leadership and Senior Management
Support development, implementation and oversight of execution of business plans and strategies; ability to identify and develop leadership qualities in others
Media, Communications or Technology
Business
Understanding of Company’s business, strategy and long-range plans;
insights regarding new technologies and business models
Finance, Investments, Banking or M&A
Understanding and evaluation of Company’s capital structure, financing /
investment activities and financial statements; provide relevant perspectives and support for strategic decisions in an increasingly complex business environment
Consumer-Focused Business
Insights regarding the marketing and distribution of content to consumers worldwide
Legal, Regulatory and Government
Relations
Insight into working constructively with governments around the world and addressing public policy matters
International Operations/Global Economic
Policy
Provide useful business and cultural perspectives regarding international operations
The Board is comprised of directors who possess deep experience in all key areas that are important to our business

First major U.S.-based media and entertainment company to publish comprehensive CSR report – most recent report available online (www.timewarner.com/citizenship)
Content creation and distribution guided by core values: journalistic integrity, freedom of expression, diversity of viewpoints and responsible content
o
One of the first companies to adopt a policy regarding tobacco depictions in films
o
From the adoption of our policy in 2005 through 2014, there were no depictions in our G-rated films and a 95%
reduction of such depictions in our PG and PG-13-rated films
Commitment to conduct business in an environmentally responsible manner while reducing environmental footprint, focusing on four key areas: energy and greenhouse gas reduction; green production of feature film and television;
waste reduction and recycling; green buildings
o
Reduced greenhouse gas emissions over the last several years
o
Report emissions and reductions annually
Existing practices and policies already address tobacco depictions in films and the reduction of greenhouse gas emissions
Commitment to Social Responsibility
Time Warner has a clear commitment and robust disclosure on environmental and social matters and the Board recommends a vote AGAINST proposals #5 and #6

Written Consent is Not in Shareholders’ Best Interest
No Procedural Protections
o
The proposal does not require any information to be provided to shareholders prior to the consent becoming effective, such as a description of the proposed action, the reasons for the proposed action and any potential conflicts of interest of the shareholder(s) seeking the action
Meetings Better Protect Rights of All Shareholders
o
Shareholder meetings are a better method to present important matters for consideration by shareholders
Shareholders Have Rights and Protections that Reduce the Need for Written Consent Rights
o
Shareholders elect directors annually by majority vote in uncontested director elections, and any incumbent director who does not receive a majority of the votes cast for his or her election is required to offer to resign from the Board
o
Holders of 15% of the outstanding common stock may request a special meeting of shareholders
o
Shareholders may submit proposals for presentation at an annual meeting (including nominations of director candidates)
o
Shareholders may communicate directly with any director (including the Lead Independent Director), any Board committee or the full Board
o
The Board consists of a substantial majority of independent directors – all directors other than the Company’s
CEO
The Board recommends a vote AGAINST proposal #4

Appendix A: Non-GAAP Financial Measures A-15

Non-GAAP Financial Measures - Definitions

“Adjusted Operating Income (Loss)”
is defined as Operating Income (Loss) excluding the impact of noncash impairments of goodwill, intangible and fixed assets; gains and losses on operating assets (other than deferred gains on sale-leasebacks); gains and losses recognized in connection with pension and other postretirement benefit plan curtailments or settlements; external costs related to mergers, acquisitions or dispositions, as well as contingent consideration related to such transactions, to the extent such costs are expensed; amounts related to securities litigation and government investigations; and the foreign currency loss during 2014, related to the translation of net monetary assets denominated in Venezuelan currency resulting from the Company’s change to begin using the SICAD 2 exchange rate.
“Adjusted
Divisional Pre-Tax Income is defined as Adjusted Operating Income plus Income (loss) from equity method investments.
“Adjusted EPS”
is defined as Diluted Income per Common Share from Continuing Operations attributable to Time Warner Inc. common shareholders with the following items excluded from Income from Continuing Operations attributable to Time Warner Inc. common shareholders:
noncash impairments of goodwill, intangible and fixed assets and investments; gains and losses on operating assets (other than deferred gains on sale-leasebacks), liabilities and investments; gains and losses recognized in connection with pension and other postretirement benefit plan curtailments or settlements; external costs related to mergers, acquisitions, investments or dispositions, as well as contingent consideration related to such transactions, to the extent such costs are expensed; amounts related to securities litigation and government investigations; the foreign currency loss during 2014, related to the translation of net monetary assets denominated in Venezuelan currency resulting from the
Company’s change to begin using the SICAD 2 exchange rate; and amounts attributable to businesses classified as discontinued operations; as well as the impact of taxes and noncontrolling interests on the above items and the Company’s share of the above items with respect to equity method investments.
For periods ending on or after July 1, 2012,
“Free
Cash Flow is defined as Cash Provided by Operations from Continuing Operations plus payments related to securities litigation and government investigations (net of any insurance recoveries), external costs related to mergers, acquisitions, investments or dispositions, to the extent such costs are expensed, contingent consideration payments made in connection with acquisitions, and excess tax benefits from equity instruments, less capital expenditures, principal payments on capital leases and partnership distributions, if any. For periods ending prior to that date, “Free Cash Flow” is defined as Cash Provided by Operations from Continuing
Operations plus payments related to securities litigation and government investigations (net of any insurance recoveries), external costs related to mergers, acquisitions, investments or dispositions, to the extent such costs are expensed, and excess tax benefits from equity instruments, less capital expenditures, principal payments on capital leases and partnership distributions, if any. A change to the definition of Free Cash Flow for periods prior to July 1, 2012 to adjust for contingent consideration payments made in connection with acquisitions would have had no impact on the reported Free Cash Flow for such periods.
On June 6, 2014, the Company completed the legal and structural separation of Time Inc. from the Company.  Accordingly, the 2009, 2010, 2011,
2012 and 2013 financial information presented in this Appendix has been recast to present the financial position and results of operations of the
Company’s former Time Inc. segment as discontinued operations.
”
”

Non-GAAP Financial Measures - Reconciliations

Reconciliation of Adjusted Operating Income to Operating Income
(In millions; Unaudited)
Reconciliation of Adjusted EPS to Diluted Income Per Common Share from Continuing Operations Attributable to Time Warner Inc.
Common Shareholders
(Unaudited)
Year Ended December 31,
2014 2013 2012 2011 2010 2009
(recast) (recast) (recast) (recast) (recast)
Adjusted Operating Income $ 5,833 $ 6,195 $ 5,663 $ 5,284 $ 4,874 $ 4,339
Asset impairments (69) (61) (180) (27) (9) (52)
Gain (loss) on operating assets, net 464 129 45 7 70 (33)
Venezuelan foreign currency loss
(1)
(173) — — — — —
Other
(2)
(80) 5 (30) (22) (22) (30)
Operating Income $ 5,975 $ 6,268 $ 5,498 $ 5,242 $ 4,913 $ 4,224
Year Ended December 31,
2014 2013 2012 2011 2010 2009
(recast) (recast) (recast) (recast) (recast)
Diluted income per common share from continuing operations attributable to Time Warner Inc. Common Shareholders
$ 4.41 $ 3.56 $ 2.73 $ 2.37 $ 1.99 $ 1.63
Less Impact of items affecting comparability on diluted income per common share from continuing operations attributable to Time Warner
Inc. Common Shareholders
0.26 0.05 (0.21) (0.14) (0.15) (0.06)
Adjusted EPS $ 4.15 $ 3.51 $ 2.94 $ 2.51 $ 2.14 $ 1.69
(1) Venezuelan foreign currency loss during the year ended December 31, 2014 related to the translation of net monetary assets denominated in Venezuelan currency resulting from the Company’s change to begin using the SICAD 2 exchange rate.
(2) For 2014, 2013 and 2012, the definition of Other includes gains and losses recognized in connection with pension and other postretirement benefit plan curtailments or settlements; external costs related to mergers, acquisitions or dispositions; and amounts related to securities litigation and government investigations.  For 2011, the definition of Other includes external costs related to mergers, acquisitions or dispositions; and amounts related to securities litigation and government investigations. There were no pension and other postretirement benefit plan curtailments or settlements in 2011. For 2010 and 2009, the definition of Other includes only amounts related to securities litigation and government investigations.

Non-GAAP Financial Measures - Reconciliations

Reconciliation of Free Cash Flow to Cash Provided by Operations from Continuing Operations
(In millions; Unaudited)
Year Ended December 31,
2014 2013 2012 2011 2010 2009
(recast) (recast) (recast)
(recast)
(recast)
Cash provided by operations from continuing operations $ 3,681 $ 3,258 $ 2,987 $ 2,939 $ 2,778 $ 3,033
Add payments related to securities litigation and government investigations — — 3 8 22 30
Add external costs related to mergers, acquisitions, investments or dispositions and contingent consideration payments 76 231 32 14 — 21
Add excess tax benefits from equity instruments 179 179 83 22 7 1
Less capital expenditures (474) (568) (609) (724) (582) (489)
Less principal payments on capital leases (11) (9) (11) (12) (14) (18)
Free Cash Flow $ 3,451 $ 3,091 $ 2,485 $ 2,247 $ 2,211 $ 2,578

Non-GAAP Financial Measures - Reconciliations

Reconciliation of Return on Invested Capital (ROIC)
(In millions; Unaudited)
Reconciliation of Operating Income to Net Operating Profit After Taxes (“NOPAT”)
Year Ended December 31,
2014 2013 2012
(recast) (recast)
Operating Income $ 5,975 $ 6,268 $ 5,498
Asset impairments 69 61 180
Gain on operating assets, net (464
)
(129) (45)
Venezuelan foreign currency loss (1) 173 — —
Other operating income items 80 (5) 30
Adjusted Operating Income 5,833 6,195 5,663
Add Amortization expense 202 209 212
Adjusted Operating Income before amortization expense 6,035 6,404 5,875
Less Income taxes (2) (1,267
)
(2,049
)
(1,998
)
Add equity loss, net of taxes (153
)
(150
)
(180
)
Adjust for items affecting comparability relating to equity method investments 97 30 94
NOPAT (3) $ 4,712 $ 4,235 $ 3,791

Non-GAAP Financial Measures - Reconciliations

Reconciliation of Total Assets to Capital Employed
Year Ended December 31,
2014 2013 2012 2011
(recast) (recast) (recast)
Total Assets $ 63,259 $ 67,999 $ 68,095 $ 67,811
Less:
Deferred tax assets (184) (369) (384) (563)
Assets related to Discontinued Operations — (5,746) (5,943) (6,157)
Total current liabilities of continuing operations less debt due within one year (8,086) (7,296) (8,059) (7,825)
Excess cash
(4)
(1,118) (316) (1,260) (1,881)
Capital employed 53,871 54,272 52,449 51,385
Less Purchase Price Adjustments
(5)
(32,894) (33,049) (33,194) (33,403)
Capital employed excluding PPA $ 20,977 $ 21,223 $ 19,255 $ 17,982
Average Capital Employed
(6)
$ 54,072 $ 53,361 $ 51,917
Average Capital Employed excluding PPA
(6)
$ 21,100 $ 20,239 $ 18,619
ROIC
(7)
9% 8% 7%
ROIC excluding PPA
(7)
22% 21% 20%
2014 2013 2012
Actual Adjustments
As
Adjusted Actual Adjustments
As
Adjusted Actual Adjustments
As
Adjusted
(recast) (recast) (recast) (recast) (recast) (recast)
Income from continuing
operations before
income taxes 4,679 69 4,610 4,968 106 4,862 4,033 (292) 4,325
Income tax provision (785) 165 (950) (1,614) (59) (1,555) (1,370) 86 (1,456)
Effective Tax rate 17% -239% 21% 32% 56% 32% 34% 29% 34%
(1) Venezuelan foreign currency loss during 2014 related to the translation of net monetary assets denominated in Venezuelan currency resulting from the Company’s change to begin using the SICAD 2 exchange rate.
(2) Calculated using the Company’s adjusted effective tax rate — 21% for 2014, 32% for 2013 and 34% for 2012. The Company’s adjusted effective tax rate reflects the impact of the items affecting comparability on the Company’s Income from continuing operations as set forth below.

Non-GAAP Financial Measures - Reconciliations

(3) Net operating profit after taxes (“NOPAT”) represents the Adjusted Operating Income before amortization expense, net of tax at the Company’s adjusted effective tax rate plus the equity income (loss), net of taxes from investments accounted for under the equity method adjusted for the Company’s share of items affecting comparability relating to such equity method investments.
(4) Excess cash represents the amount of cash in excess of $1.5 billion.
(5) Purchase Price Adjustments (“PPA”) reflect the net outstanding goodwill and intangible assets recognized in connection with the merger of Time Warner Inc. (now known as
Historic TW Inc.) with America Online, Inc. (now known as Historic AOL LLC) in 2001 and the restructuring of Time Warner Entertainment Company, L.P. in 2003.
(6) Average Capital Employed and Average Capital Employed excluding PPA are calculated using the respective amounts at December 31, 2014, 2013, 2012 and 2011 divided by two.
Year Ended December 31,
2014 2013 2012
(recast) (recast)
Items Affecting Comparability
Asset impairments $ (69) $ (61) $ (180)
Gain on operating assets, net 464 129 45
Venezuelan foreign currency loss
(a)
(173) — —
Other operating income items
(b)
(80) 5 (30)
Gains (losses) on investments 30 61 (30)
Other
Amounts related to separation of Time Warner Cable Inc. (11) 3 4
Amounts related to disposition of Warner Music Group 2 (1) (7)
Amounts related to separation of Time Inc. 3 — —
Items affecting comparability relating to equity method investments (97) (30) (94)
Total other (103) (28) (97)
Total of above items affecting comparability 69 106 (292)
Income tax impact of above items
(c)
165 (59) 86
Impact of items affecting comparability on income from continuing operations attributable to Time Warner Inc. shareholders $ 234 $ 47 $ (206)
(a) Venezuelan foreign currency loss during 2014 related to the translation of net monetary assets denominated in Venezuelan currency resulting from the
Company’s change to begin using the SICAD 2 exchange rate.
(b) Other operating income items includes gains and losses recognized in connection with pension and other postretirement benefit plan curtailments or settlements; external costs related to mergers, acquisitions or dispositions; and amounts related to securities litigation and government investigations.
(c) For the year ended December 31, 2014, the gain on the sale and leaseback of Time Warner Center was offset by the utilization of tax attributes.
(7) Return on Invested Capital (“ROIC”) is calculated as NOPAT divided by Average Capital Employed and ROIC excluding PPA is calculated as NOPAT divided by Average
Capital Employed excluding PPA.